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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2007

                               BV FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

      UNITED STATES                     0-51014              14-1920944
      -------------                     -------              ----------
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)         Identification No.)

                7114 NORTH POINT ROAD, BALTIMORE, MARYLAND 21219
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 477-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

       (d) On June 21, 2007, BV Financial Inc. (the "Company") Board of Directors appointed Frank W. Dingle to the Board of Directors of the Company. Mr. Dingle has been appointed to the class of directors of the Company whose term ends at the annual meeting of shareholders in 2007. It is anticipated that Mr. Dingle will serve on the Audit Committee of the Company.

       The Board of Directors did not elect Mr. Dingle pursuant to any arrangements or understandings between Mr. Dingle and the Company or any other person. There are no material transactions between Mr. Dingle and the Company or any other person.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BV FINANCIAL, INC.



Date:  June 25, 2007               By: /s/ Edmund T. Leonard
                                       -----------------------------------------
                                       Edmund T. Leonard
                                       Chairman of the Board and Chief Financial
                                       Officer